EXHIBIT 10-H
                          LIST OF EXECUTIVE COMPENSATION
                              PLANS AND ARRANGEMENTS



      The Corporation's Chief Executive Officer, Robert G. Watson, who is the only named executive officer, participates in the following compensatory plans and arrangements:

EMPLOYMENT AGREEMENT.

Employment Agreement executed January 15, 1985, and re-executed December 21, 1988, between the Corporation and Robert G. Watson. This document was filed as Exhibit 10.1 to the Corporation's Registration Statement on Form S-4 (File No. 33-61065) filed July 17, 1995.

STOCK OPTION PLAN AND OPTION/SAR GRANTS.

1988 AMBANC Corp. Nonqualified Stock Option Plan, as amended. This document was filed as Exhibit 10.2 to the Corporation's
Registration Statement on Form S-4 (File No. 33-61065) filed
July 17, 1995.

Letter from AMBANC to Robert G. Watson, dated November 8, 1988, granting a stock option. This document was filed as Exhibit 10.3 to the Corporation's Registration Statement on Form S-4 (File No.
33-61065) filed July 17, 1995.

Letter from AMBANC to Robert G. Watson, dated May 16, 1989, granting stock appreciation rights. This document was filed as
Exhibit 10.4 to the Corporation's Registration Statement on Form
S-4 (File No. 33-61065) filed July 17, 1995.

AMENDED AND RESTATED SUPPLEMENTAL RETIREMENT BENEFITS AGREEMENT.

Amended and Restated Supplemental Retirement Benefits Agreement among the Corporation, The American National Bank of Vincennes, and Robert G. Watson dated March 16, 1995.